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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this current report on Form 8-K/A of Flowers Industries, Inc. of our report dated December 5, 1997, except for Note 23, as to which the date is January 22, 1998, on our audits of the consolidated financial statements of Keebler Foods Company.


/s/ COOPERS & LYBRAND L.L.P.

Chicago, Illinois

March 10, 1998



























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